SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

FRESH START PRIVATE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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Fresh Start Private Holdings, Inc.

[insert logo]

112 North Curry Street
Carson City, Nevada 89703

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about August ___, 2012 to the holders of record as of the close of business on August ___, 2012 of the common stock of Fresh Start Private Holdings, Inc. (“Fresh Start Private Holdings”).

The Board of Directors of Fresh Start Private Holdings and 1 stockholder holding an aggregate of 180,000 shares of common stock issued and outstanding as of July 25, 2012, have approved and consented in writing to the actions described below.  Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Fresh Start Private Holdings’s Articles of Incorporation and Bylaws to approve the action.  Accordingly, the actions will not be submitted to the other stockholders of Fresh Start Private Holdings for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDER

GENERAL

Fresh Start Private Holdings will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Fresh Start Private Holdings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Fresh Start Private Holdings’s common stock.

Fresh Start Private Holdings will deliver only one Information Statement to multiple security holders sharing an address unless Fresh Start Private Holdings has received contrary instructions from one or more of the security holders. Upon written or oral request, Fresh Start Private Holdings will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Fresh Start Private Holdings, Inc., 112 North Curry Street, Carson City, Nevada 89703, Attn: Andrew Aird, President.  Mr. Aird may also be reached by telephone at (778) 340-3037.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Fresh Start Private Holdings’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Fresh Start Private Holdings’s outstanding capital stock is required to effect the action described herein.  Fresh Start Private Holdings’s Articles of Incorporation does not authorize cumulative voting.  As of the record date, Fresh Start Private Holdings had 280,920 shares of common stock issued and outstanding.  The voting power representing not less than 140,461 shares of common stock is required to pass any stockholder resolutions.  The consenting stockholder is the record and beneficial owner of 180,000 shares of common stock, which represents approximately 64.0% of the issued and outstanding shares of Fresh Start Private Holdings’s common stock on such date.  Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated July 25, 2012.   No consideration was paid for the consent.  The consenting stockholder’s name, affiliation with Fresh Start Private Holdings, and his beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage

Andrew Aird	President, Chief Financial Officer, Treasurer and Director	180,000 shares of common stock	64.0% (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 25, 2012, certain information regarding the ownership of Fresh Start Private Holdings’s capital stock by each director and executive officer of Fresh Start Private Holdings, each person who is known to Fresh Start Private Holdings to be a beneficial owner of more than 5% of any class of Fresh Start Private Holdings’s voting stock, and by all officers and directors of Fresh Start Private Holdings as a group.  Unless otherwise indicated below, to Fresh Start Private Holdings’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 25, 2012 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 280,920 shares of common stock issued and outstanding on a fully diluted basis, as of July 25, 2012.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Andrew Aird President, Chief Financial Officer, Treasurer and Director	180,000 shares of common stock	64.0%
Ron McIntyre Secretary	-0-	-0-
All officer and directors as a group (2 persons)	180,000 shares of common stock	64.0%

(1)  Unless otherwise noted, the address of each person listed is c/o Fresh Start Private Holdings, Inc., 112 North Curry Street, Carson City, Nevada 89703
(2)  This table is based on 280,920 shares of common stock issued and outstanding on July 25, 2012.

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended November 30, 2011 and 2010:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Andrew Aird; President,	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Chief Financial Officer, Treasurer and Director (1)	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ron McIntyre;	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Secretary (2)	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)  Appointed President, Secretary, Treasurer and Director on November 8, 2006.  Resigned as Secretary on March 25, 2009.
(2)  Appointed Secretary March 25, 2009.

Employment Agreements

The Company has no employment agreements with Andrew Aird or Ron McIntyre.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of November 30, 2011 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of November 30, 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Andrew Aird (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)  Appointed President, Secretary, Treasurer and Director on November 8, 2006.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of November 30, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Andrew Aird (1)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

Ron McIntyre(2)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

(1)  Appointed President, Secretary, Treasurer and Director on November 8, 2006.  Resigned as Secretary on March 25, 2009.
(2)  Appointed Secretary March 25, 2009.

Securities Authorized for Issuance under Equity Compensation Plans

Fresh Start Private Holdings has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Fresh Start Private Holdings which may result in a change in control of Fresh Start Private Holdings.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of Fresh Start Private Holdings’s Board of Directors and the written consent of the consenting stockholder:

APPROVAL TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE COMPANY FROM “FRESH START PRIVATE HOLDINGS, INC.” TO  “TAP RESOURCES, INC.”

On July 25, 2012, the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a change of our name from “Fresh Start Private Holdings, Inc.” to “Tap Resources, Inc.” (the “Name Change”).  Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Name Change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of River Exploration.

ADDITIONAL AND AVAILABLE INFORMATION

Fresh Start Private Holdings is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

STATEMENT OF ADDITIONAL INFORMATION

Fresh Start Private Holdings’s Annual Report on Form 10-K, for the fiscal year ended November 30, 2011, Quarterly Reports for the fiscal quarters ended February 29, 2012 and May 31, 2012, and Registration Statement on Form SB-2, filed on September 11, 2007, are incorporated herein by this reference.

Fresh Start Private Holdings will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Fresh Start Private Holdings pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Fresh Start Private Holdings should be addressed to Andrew Aird, President, at Fresh Start Private Holdings’s principal executive offices, at:   Fresh Start Private Holdings, Inc., 112 North Curry Street, Carson City, Nevada 89703, Attn: Andrew Aird, President, telephone (778) 340-3037.